SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  November 29, 1996

                      BALCOR EQUITY PENSION INVESTORS-III
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14348
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3354308
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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1275 K Street Office Building

In 1985, the Partnership and an affiliate, through a limited partnership (the "Limited Partnership"), acquired the 1275 K Street Office Building, Washington, D.C. The Partnership contributed approximately $18,635,000 the acquisition of the property for a participating percentages in the Limited Partnership of 39.48%.

On December 12, 1996, the Limited Partnership contracted to sell the property for a sale price of $28,300,000 to an unaffiliated party, Archon Group, L.P., a Pennsylvania corporation. The sale closed on December 19, 1996. From the proceeds of the sale, the Partnership paid $566,000 as a brokerage commission to an affiliate of the third party providing property management services for
the property and $335,470 in  closing costs.    The Limited Partnership
received the remaining proceeds of $27,398,530. Of such proceeds, $2,287,500 is being retained by the Limited Partnership and will not be available for use or distribution by the Limited Partnership for nine months after closing. The Partnership's share of the total proceeds will be $10,816,940. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Limited Partnership for actual expenses incurred in connection with the sale.

The purchaser has simultaneously contracted to purchase another property in which the Partnership holds an interest, as described in Item 5 below.


ITEM 5.  OTHER EVENTS
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a) Ammendale Technology Park - Phase II

In 1986, the Partnership funded a $9,360,000 first mortgage loan collateralized by the Ammendale Technology Park - Phase II, Prince George's County, Maryland (the "Property"). The Partnership obtained title to the Property through foreclosure in 1991. An affiliate of the Partnership (the "Affiliate") that funded a first mortgage loan collateralized by the Ammendale Technology Park - Phase I ("Phase I"), which is located adjacent to the Property, obtained title to Phase I through foreclosure simultaneously with the Partnership's foreclosure of the Property.

On November 29, 1996, the Partnership contracted to sell the Property for a sale price of $5,922,000 to an unaffiliated party, Writ Limited Partnership. The purchaser has deposited $150,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on January 13, 1997. From the proceeds of the sale, the Partnership will pay as a brokerage commission a total of $177,660 to two unaffiliated parties, one of which is an affiliate of the third party providing property management services for the Property. The Partnership will receive the remaining proceeds of approximately $5,744,000, less closing costs.

The Affiliate has simultaneously contracted to sell Phase I to the purchaser. From the proceeds of the sales of the Property and Phase I, a total of $400,000 will be retained by the Partnership and the Affiliate and will not be available for use or distribution by the Partnership and/or the Affiliate for nine months after closing. A termination of either the agreement of sale for the Property or for Phase I will be deemed a termination of the other agreement of sale. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the sale of Phase I. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the Property may not occur.

b) Perimeter 400 Center

In 1986, the Partnership and three affiliates (the "Participants") funded a $37,000,000 first mortgage loan collateralized by the Perimeter 400 Center, Fulton County, Georgia. The Partnership's share of the loan was $8,121,951 for a participating percentage of 21.95%. In 1991, in exchange for a release of its obligations under the loan, the borrower conveyed title to the property to a general partnership consisting of the participants (the "General Partnership") in which each Participant holds an interest equal to its participating percentage in the loan.

On December 2, 1996, the General Partnership contracted to sell the property for a sale price of $40,700,000 to an unaffiliated party, Devon Properties, Inc., a New York corporation. The sale closed on December 18, 1996. From the proceeds of the sale, the General Partnership paid $198,026 in closing costs, $814,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and received the remaining proceeds of $39,687,974. Of such proceeds, $1,750,000 is being retained by the General Partnership and will not be available for use or distribution by the General Partnership until nine months after the closing. The Partnership's share of the total proceeds will be $8,711,510. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the General Partnership for actual expenses incurred in connection with the sale.


c) Westech 360 Office Buildings

In 1987, the Partnership and an affiliate (the "Affiliate") funded a $25,750,000 first mortgage loan collateralized by the Westech 360 Office Buildings, Austin, Texas. The Partnership's share of the loan was $11,150,000 for a participating percentage of 43.3%. In 1988, a limited partnership (the "Limited Partnership") in which the Partnership and the Affiliate each holds an interest equal to its participating percentage in the loan obtained title to the property pursuant to a deed in lieu of foreclosure.

On December 12, 1996, the Limited Partnership contracted to sell the property for a sale price of $18,330,000 to an unaffiliated party, Archon Group, L.P., a Delaware limited partnership. The sale closed on December 19, 1996. From the proceeds of the sale, the Limited Partnership paid $366,600 as a brokerage commission to an affiliate of the third party providing property management services for the property and closing costs of $101,053. The Limited Partnership received the remaining proceeds of $17,826,347. Of such proceeds, $1,395,000 is being retained by the Limited Partnership and will not be available for use or distribution by the Limited Partnership until nine months after the closing. The Partnership's share of the total proceeds will be $7,734,390. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Limited Partnership for actual expenses incurred in connection with the sale.

The purchaser has simultaneously contracted to purchase another property in which the Partnership holds an interest, as described in Item 2 above.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachments thereto relating to the sale of the 1275 K Street Office Building, Washington, D.C.

          (99) (a) Agreement of Sale and attachment thereto relating to the sale of the Ammendale Technology Park - Phase II, Prince George's County, Maryland.

                (b) Agreement of Sale and attachment thereto relating to the sale of the Perimeter 400 Center, Fulton County, Georgia.

                (c) Agreement of Sale and attachment thereto relating to the sale of the Westech 360 Office Buildings, Austin, Texas.


     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS-III
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Equity Partners-III, an Illinois
                                 general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  December 27, 1996